Exhibit 99.3

Tyme Technologies, Inc.

Nonqualified Stock Option Agreement

Tyme Technologies, Inc., a Delaware corporation (the “Company”), pursuant to the Tyme Technologies, Inc. 2015 Equity Incentive Plan (the “Plan”), has granted to                      (the “Optionee”) a nonqualified stock option (the “Option”) to purchase a total of                  shares (each, a “Share”) of the common stock (the “Common Stock”) of the Company, at an exercise price equal to $         (the “Exercise Price”), on the terms and conditions set forth in this Option Agreement (this “Agreement”) and, in all respects, subject to the terms and conditions of the Plan. The effective date of grant of the Option is                      (the “Date of Grant”). Unless otherwise defined herein, the capitalized terms defined in the Plan shall have the same defined meanings in this Agreement.

1.    Duration. Subject to the earlier termination as provided in this Agreement or under the Plan, the Option shall expire and shall no longer be exercisable as of the close of business on                      (the “Expiration Date”) [[        ] years from the Date of Grant].

2.    Written Notice of Exercise. The Option may be exercised only by delivering to the President or Secretary of the Company, at the Company’s principal executive offices, of a written notice of exercise substantially in the form described in paragraph 8(b) of this Agreement, accompanied by this Agreement.

3.    Anti-Dilution Provisions.

(a)    In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then the Exercise Price and number of shares subject to the Option shall be proportionately and appropriately adjusted as determined by the Committee, whose determination shall be final, conclusive and binding upon Optionee and the Company.

(b)    If there is any other change in the Common Stock, including a reorganization, sale or exchange of assets, exchange of shares, offering of subscription rights, or a merger or consolidation in which the Company is the surviving corporation, an adjustment, if any, shall be made in the Shares then subject to the Option as the Board of Directors or Committee may deem equitable, and whose determination shall be final, conclusive and binding upon Optionee and the Company. Failure of the Board of Directors or the Committee to provide for an adjustment pursuant to this paragraph 3(b) prior to the effective date of any Company action referred to in this paragraph 3(b) shall be conclusive evidence that no adjustment is required in consequence of such action.

(c)    If the Company is merged into or consolidated with any other corporation and the Company is not the surviving corporation, or if the Company sells all or substantially all of the

Company’s assets to any other corporation, then either:

(i) the Company shall cause provisions to be made for the continuance of the Option after such event or for the substitution for the Option of an option covering the number and class of securities which the Optionee would have been entitled to receive in such merger, consolidation or if the Optionee had been the holder of record of a number of shares of Common Stock equal to the number of Shares covered by the unexercised portion of the Option immediately prior to such merger, consolidation or sale; or

(ii) the Company shall give to Optionee written notice of the Company’s election not to cause any provision to be made under the preceding clause (i) and, then only in such event the Option shall become exercisable in full (or, at the election of the Optionee, in part) at any time during a period to be designated by the Company, ending not more than one business day prior to the effective date of the merger, consolidation or sale, in which case the Option shall not be exercisable to any extent after the expiration of such period.

Notwithstanding the provisions of this paragraph 3(c), in no event shall the Option be exercisable after the Expiration Date.

4.    Investment Representation and Legend of Certificates. The Company shall have the right to place upon the face and/or reverse side of any stock certificate or certificates evidencing the Shares such legend as the Committee may prescribe for the purpose of preventing disposition of such Shares in violation of the Securities Act.

5.    Non Transferability. The Option shall not be transferable by Optionee, other than by will, the laws of descent and distribution or pursuant to a domestic relations order, and is exercisable during the lifetime of Optionee only by Optionee, except as otherwise specifically provided in this Agreement or the Plan. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

6.    Certain Rights Not Conferred by Option. Optionee shall not, by virtue of holding the Option, be entitled to any rights of a stockholder in the Company.

7.    Expenses. The Company shall pay all original issue and transfer taxes with respect to the issuance of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith.

8.    Exercise of Options.

(a)    Except as otherwise provided herein, the Option shall become exercisable according to the following schedule, provided that the Optionee is employed by the Company on such dates:

Date	Number of Shares

[Notwithstanding the foregoing, any portion of the Option that has not become exercisable or been forfeited previously shall immediately become exercisable in full as of the date of a Change in Control.]

(b)    The Option shall be exercisable, in whole or part and from time to time, but subject to the exercise schedule set forth in paragraph 8(a) of this Agreement, by written notice of such exercise, delivered to the President or Secretary of the Company, at the Company’s principal office by personal delivery, against written receipt therefor, or by pre-paid, certified or registered mail, return receipt requested. Such notice shall specify the number of Shares for which the Option is being exercised (which number, if less than all of the Shares then subject to exercise, shall be 100 or an integral multiple thereof) and shall be accompanied by:

(i)    payment of the full exercise price for the Shares for which the Option is being exercised; and

(ii)    this Agreement.

(c)    The form of payment of the Exercise Price for Shares purchased pursuant to each exercise of the Option shall be paid in full at the time of each purchase in one or a combination of the following methods:

(i)    cash;

(ii)    check (subject to collection);

(iii)    in the discretion of the Committee, surrender to the Company of other shares of Common Stock owned by the Optionee which:

(A)    have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised; and

(B)    have been owned of record by Optionee for at least six months;

(iv)    in the discretion of the Committee, commencing upon the date on which all of the Shares subject to the Option are exercisable in accordance with the exercise schedule set forth in paragraph 8(a) of this Agreement, by “cashless exercise,” by means of exercising the Option in full and receiving such number of Shares having a Fair Market Value on the date of such cashless exercise equal to the difference between:

(A)    the Fair Market Value of the Shares issuable upon exercise of the Option in full on the date of such cashless exercise; and

(B)    the exercise price of the Option multiplied by the number of Shares issuable upon exercise of the Option in full; or

(v)    in the discretion of the Committee, but, in all cases, subject to applicable law, by:

(A)    delivery to the Company of a promissory note containing such terms and conditions determined by the Committee, in the Committee’s sole discretion, but at a rate of interest at least equal to the imputed interest specified under Section 483 or Section 1274, whichever is applicable, of the Code, and secured by the Shares issuable upon exercise of the Option for which the promissory note is being delivered and otherwise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements);

(B)    assignment to the Company of the net proceeds (to the extent necessary to pay such exercise price) to be received from a registered broker upon the sale of the Shares or assignment of the net proceeds (to the extent necessary to pay such exercise price) of a loan from such broker in such amount; or

(C)    such other consideration and method of payment for the issuance of stock to the extent permitted under the Plan and applicable law and satisfying the requirements of Rule 16b-3 promulgated pursuant to the Exchange Act.

(d)    No Shares shall be delivered upon exercise of the Option until all laws, rules and regulations that the Committee may, in its sole discretion, deem applicable have been complied with. If a registration statement under the Securities Act is not then in effect with respect to the Shares issuable upon such exercise, the Company may require as a condition precedent that Optionee, upon exercising the Option, deliver to the Company a written representation and undertaking, satisfactory in form and substance to the Committee, that, among other things, Optionee is acquiring the Shares for Optionee’s own account for investment purposes only and not with a view to the distribution thereof.

(e)    Optionee shall not be considered a record holder of the Shares so purchased for any purpose until the date on which Optionee is actually recorded as the holder of such Shares in the records of the Company.

(f)     If the Optionee is Terminated for any reason except death or Disability, then the Optionee may exercise the Option (i) only to the extent that the Option would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator), but in any event, no later than the Expiration Date.

(g)    If the Optionee is Terminated because of Optionee’s death or Disability (or the Optionee dies within three months after a Termination other than for Cause or because of

Optionee’s Disability), then the Option (i) may be exercised only to the extent that the Option would have been exercisable by Optionee on the Termination Date and (ii) must be exercised by Optionee (or Optionee’s legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, but in any event no later than the Expiration Date.

(h)    Notwithstanding subsections (f) and (g) above, if Optionee is terminated for Cause, neither the Optionee, the Optionee’s estate nor such other person who may then hold the Option shall be entitled to exercise the Option whatsoever.

9.    Continued Employment. Nothing herein shall be deemed to create any employment or consultancy or guaranty of continued employment or consultancy or limit in any way the Company’s right to terminate Optionee’s employment or consultancy at any time.

10.    Clawback or Recoupment Policy. This Option, Common Stock delivered pursuant to this Option, and any gains or profits on the sale of such Common Stock shall be subject to any “clawback” or recoupment policy adopted by the Company.

11.    Withholding. Any tax consequences arising from the grant of this Option shall be borne solely by the Optionee. The Company shall withhold taxes according to requirements under the applicable laws, rules and regulations, including withholding taxes at source. The Optionee will not be entitled to receive from the Company any Common Stock hereunder prior to the full payment of the Optionee’s tax liabilities relating to this Option. The Administrator may, in its discretion, permit the Optionee to elect to pay a portion or all of the required tax withholding at such time and in such manner as the Administrator shall deem to be appropriate.

12.    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to principles of conflict of laws.

[13.    Restrictive Covenants; Work Product. The acceptance by Optionee of this Agreement and the Option shall constitute the acceptance of and agreement to all of the terms and conditions contained in this Agreement and in the Plan, and shall further constitute a covenant and agreement on the part of Optionee to the effect that, without any additional compensation:

(a)    Optionee shall, so long as Optionee is employed by the Company and for a period of two years after the termination of Optionee’s employment with the Company, Optionee will not engage in any “competitive activities,” which “competitive activities” shall include:

(i)    without the written permission of the Company, hiring, offering to hire, enticing away or in any other manner persuading or attempting to persuade any officer, employee, contractor, licensor or agent of or supplier to the Company to discontinue, limit or reduce such person’s relationship with the Company; and

(ii)    directly or indirectly soliciting, diverting, taking away or attempting to solicit, divert, or take away any “business” of the Company (including actual or proposed contracts or arrangements for products or services of the Company and any reasonable extension or continuation of such business of the Company as constituted at the time of the termination of Optionee’s employment) of which Optionee has any knowledge during the term of Optionee’s employment.

(b)    Optionee shall not make or permit to be made, except pursuant to Optionee’s duties and for the sole use and account of the Company or its nominees, any copies, abstracts or summaries of any Company reports, papers, documents or programs, whether made by Optionee or by others, and Optionee agrees that all of such reports, papers, documents and programs are the sole property of the Company;

(c)    Optionee cedes and grants and agrees to cede and grant to the Company, all rights to possession, copying, and title in and to, any Company reports, papers, documents or programs, or copies, abstracts or summaries thereof, in any form, coming into possession of Optionee during and because of Optionee’s employment by the Company, whether made or prepared by Optionee or by others; and

(d)    Optionee shall keep confidential and not disclose to others, except as required by Optionee’s employment or by law, any matter or thing ascertained by Optionee though Optionee’s association with the Company, not otherwise publicly known, the disclosure of which might possibly be contrary to the best interests of any person, firm or corporation doing business with the Company, or of the Company. Notwithstanding anything contained in this Agreement to the contrary, Optionee may not be held criminally or civilly liable under any federal or state trade secret law for disclosure of a trade secret that is made (i) in confidence to a government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; and/or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Additionally, if Optionee sues the Company for retaliation based on the reporting of a suspected violation of law, Optionee may disclose a trade secret to his or her attorney and use the trade secret information in the court proceeding, so long as any document containing the trade secret is filed under seal and he or she does not disclose the trade secret except pursuant to court order.]

[14. Limitations Applicable to Section 16 Persons. To the extent the Optionee is subject to Section 16 of the Exchange Act, the grant of the Option pursuant to this Agreement is intended to qualify for an exemption from Section 16 thereof pursuant to Rule 16b-3(d)(1) promulgated thereunder. To the extent such exemption is not available, notwithstanding any other provision of the Plan or this Agreement, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemption. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.]

[Signature page follows]

We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.

Very truly yours,

Tyme Technologies, Inc.

By:
Steven Hoffman,
Chief Executive Officer

OPTIONEE ACKNOWLEDGEMENT

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE EXERCISABILITY OF THE SHARES SUBJECT TO THIS AGREEMENT AND THE OPTION IS EARNED ONLY BY CONTINUING EMPLOYMENT OR CONSULTANCY AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND CONFIRMS THAT NOTHING IN THIS AGREEMENT, NOR IN THE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S OR THE COMPANY’S RIGHT, SUBJECT TO OPTIONEE’S AND THE COMPANY’S RIGHTS UNDER OTHER AGREEMENTS, IF ANY, WITH THE COMPANY, TO TERMINATE EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and certain information related to this Plan and Company and represents that Optionee is familiar with the terms and provisions of the Plan, and hereby accepts the Option subject to all of the terms and provisions of the Plan. Optionee has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all of the terms and provisions of the Option and this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions rising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Accepted and agreed as of the Date

of Grant as first set forth above:

Name:
Address: